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                                                                    EXHIBIT 10.3

                                                                   MCSW: 10/1/04

                                     WAIVER

            WAIVER (the "WAIVER"), dated as of October 1, 2004, by and among J.
H. WHITNEY MEZZANINE FUND, L.P. ("WMF"), a Delaware limited partnership, ALBION ALLIANCE MEZZANINE FUND I, L.P. ("ALBION I"), a Delaware limited partnership, ALBION ALLIANCE MEZZANINE FUND II, L.P. ("ALBION II"), a Delaware limited partnership, THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES ("EQUITABLE"), a New York corporation, FLEET CORPORATE FINANCE, INC. ("FLEET"), a Massachusetts corporation, and CITIZENS CAPITAL, INC. ("CITIZENS"; and together with WMF, Albion I, Albion II, Equitable and Fleet, the "PURCHASERS" and, individually, a "PURCHASER"), a Massachusetts corporation, and TRANSTECHNOLOGY CORPORATION (the "COMPANY"), a Delaware corporation

                              W I T N E S S E T H:

            WHEREAS, the Purchasers and the Company are parties to the Securities Purchase Agreement, dated as of August 29, 2000, as amended by the First Amendment Agreement dated as of August 7, 2002, and Second Amendment Agreement dated as of August 26, 2003 (as so amended, the "AGREEMENT"); and

            WHEREAS, the Company has advised the Purchasers that it may not be in compliance with certain financial covenants as of and for the period ended September 26, 2004 and has requested that in such event the Purchasers waive any such non-compliance; and

            WHEREAS, the Purchasers are willing to provide such waiver, subject to the terms and conditions set forth in this Waiver.

            NOW THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Purchasers and the Company agree as follows:

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                                    ARTICLE 1

                                   DEFINITIONS

1.1     ORIGINAL AGREEMENT DEFINITIONS.

            All capitalized terms used in this Waiver but not defined shall have the meanings given to them in the Agreement.

                                    ARTICLE 2

                                     WAIVER

      If the Company and its Subsidiaries fail to comply with the covenants set forth in Sections 9.8(a), 9.8(c), and 9.8(d) of the Agreement as of and for the period ended September 30, 2004, the Purchasers waive such non-compliance.

                                    ARTICLE 3

                                    GUARANTY

      Each Wholly-Owned Subsidiary Guarantor, by its signature below, hereby consents and agrees to the entering into of this Waiver and acknowledges and confirms that the Subsidiary Guaranty remains in full force and effect in accordance with its terms on the date hereof and after giving effect to this Waiver.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

            The Company represents and warrants to the Purchaser as follows:

      4.1 AUTHORITY, ETC. The execution and delivery by the Company of this Waiver (i) are within the corporate authority of the Company, (ii) have been duly authorized by all necessary corporate proceedings by the Company, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company is subject or any judgment, order, writ, injunction, license or permit applicable to the Company, except in each case for the conflicts, breaches or contraventions that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Condition of the Company (as defined in the Agreement) and (iv) do not conflict with any provision of the corporate charter or by-laws of, or any agreement or other instrument binding upon, the Company.

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      4.2   NO DEFAULT. After giving effect to this Waiver, no default or Event of Default exists or will exist under the Notes and no event has occurred and no condition exists which with the giving of ..notice, or the passage of time or both would create or become a default or an Event of Default.

                                    ARTICLE 5

                           CONDITIONS TO EFFECTIVENESS

            The effectiveness of this Waiver is conditioned upon the following receipt by the Purchasers of an original counterpart signature to this Waiver, duly executed and delivered by the Company and each Subsidiary Guarantor.
ARTICLE 6

                                  MISCELLANEOUS

      6.1 CONTINUED EFFECTIVENESS. The Agreement shall remain unchanged and in full force and effect, and is hereby ratified in all respects.

      6.2 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery at the address specified in Section 11.2 of the Agreement, or to such other address or addresses for a party as shall have been furnished in writing by such party to the other parties hereto.

      All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the mail, postage prepaid; and if telecopied, when receipt is acknowledged.

      6.3 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Waiver shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

      6.4 SIGNATURES; COUNTERPARTS. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Waiver may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      6.6 HEADINGS. The headings in this Waiver are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      6.7 GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

      6.8 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof

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shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

      6.9 CERTAIN EXPENSES. The Company will pay all reasonable out-of-pocket expenses of the Purchasers (including without limitation reasonable fees, charges and disbursements of counsel) in connection with this Waiver, any other amendment, supplement, modification or waiver of or to any provision of the Agreement, the Notes, the Warrants, or any consent to any departure by the Company from the terms of any provision of the Agreement, the Notes, or the Warrants.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                   TRANSTECHNOLOGY CORPORATION

                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   J.H. WHITNEY MEZZANINE FUND, L.P.

                                   By:  Whitney GP, L.L.C.

                                   By:  ________________________________________
                                        Name:
                                        A Managing Member

                                   ALBION ALLIANCE MEZZANINE FUND I, L.P.

                                   By:  Albion Alliance, LLC
                                        Its General Partner

                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   ALBION ALLIANCE MEZZANINE FUND II, L.P.

                                   By:  AA MEZZ II GP,
                                        Its General Partner

                                   By:  Albion Alliance, LLC
                                        Its Sole Member

                                   By:  ________________________________________
                                        Name:
                                        Title:

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                                   [FIRST SIGNATURE PAGE TO WAIVER]

                                   AXA EQUITABLE LIFE INSURANCE COMPANY

                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   FLEET CORPORATE FINANCE, INC.

                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   CITIZENS CAPITAL, INC.

                                   By:  ________________________________________
                                        Name:
                                        Title:

                        [SECOND SIGNATURE PAGE TO WAIVER]

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      Each of the undersigned Wholly Owned Subsidiary Guarantors agrees to the provisions of Article 4.

                                   TT CONNECTICUT CORPORATION
                                   (F/K/A NORCO, INC.)

                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   RANCHO TRANSTECHNOLOGY
                                        CORPORATION

                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   RETAINERS, INC.

                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   SSP INDUSTRIES

                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   SSP INTERNATIONAL SALES, INC.

                                   By:  ________________________________________
                                        Name:
                                        Title:

                        [THIRD SIGNATURE PAGE TO WAIVER]

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                                   TTER USA, INC. (F/K/A TRANSTECHNOLOGY
                                   ENGINEERED RINGS USA, INC.)

                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   TRANSTECHNOLOGY INTERNATIONAL
                                   CORPORATION (F/K/A TRANSTECHNOLOGY SEEGER,
                                   INC.)

                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   TT MINNESOTA CORPORATION
                                   (F/K/A TCR CORPORATION)

                                   By:  ________________________________________
                                        Name:
                                        Title:

                        [FOURTH SIGNATURE PAGE TO WAIVER]

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